UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2007

INVESTORS FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	0-26996	04-3279817
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

200 Clarendon Street, Boston, MA		02116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:  (617) 937-6700

No change since last report
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of Investors Financial Services Corp. (the “Company”) and State Street Corporation, dated June 20, 2007, reporting the that Company’s stockholders have approved the adoption of the Agreement and Plan of Merger between the Company and State Street Corporation.  The press release also reports that the Board of Governors of the Federal Reserve System approved the proposed acquisition of the Company by State Street Corporation.

Today the Company also reported that on June 18, 2007, its Board of Directors declared a quarterly cash dividend on its common stock of $0.025 per share.  The dividend is payable July 9, 2007 to stockholders of record as of June 25, 2007.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

The following Exhibit is filed as part of this report:

Exhibit No.             Description

99.1                                           Press release issued by Investors Financial Services Corp., dated June 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS FINANCIAL SERVICES CORP.

	By:	/s/ Kevin J. Sheehan
Kevin J. Sheehan
Chief Executive Officer and
Chairman of the Board

Dated: June 20, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Investors Financial Services Corp. dated June 20, 2007